UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22978

Corsair Opportunity Fund
(Exact name of registrant as specified in charter)

366 Madison Avenue, 12th Floor New York, New York 10017
(Address of principal executive offices) (Zip code)

Thomas Hess Corsair Capital Management, L.P. 366 Madison Avenue, 12th Floor New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 949-3000

Date of fiscal year end: Sep 30

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments
As of September 30, 2016

Number of Shares		Value
	Common Stocks – 61.6%
	Airlines – 0.1%
428	Japan Airlines Co., Ltd.[1]	$12,489
	Automobiles – 0.1%
1,638	Fiat Chrysler Automobiles NV1	10,483
127	General Motors Co.	4,035
		14,518
	Basic & Diversified Chemicals – 1.1%
31	LyondellBasell Industries NV, Class A1	2,501
8,293	Olin Corp.	170,172
		172,673
	Building Sub Contractors – 1.4%
6,083	Installed Building Products, Inc.[2]	218,197
	Cable & Satellite – 1.0%
291	EchoStar Corp., Class A2	12,754
2,114	Liberty Global PLC1 2	69,846
235	Liberty Global PLC LiLAC, Class A1 2	6,484
234	Liberty Global PLC LiLAC, Class C1 2	6,564
1,761	Liberty Global PLC, Class A1 2	60,191
		155,839
	Catalog & TV Based Retailers – 1.5%
11,387	Liberty Interactive Corp. QVC Group, Class A2	227,854
	Coal Operations – 0.2%
1,605	CONSOL Energy, Inc.	30,816
	Commercial & Residential Building Equipment & Systems – 0.1%
140	Honeywell International, Inc.	16,323
	Communications Equipment – 1.1%
5,432	CommScope Holding Co., Inc.[2]	163,557
	Consumer Finance – 5.4%
17,930	Ally Financial, Inc.	349,097
1,008	Discover Financial Services	57,003
24,558	Element Financial Corp.	307,349
3,753	Synchrony Financial	105,084
		818,533
	Containers & Packaging – 0.4%
23,126	Orora Ltd.[1]	55,753
	Defense Primes – 2.7%
5,466	Orbital ATK, Inc.	416,673
	Diversified Banks – 0.8%
2,566	Citigroup, Inc.	121,192

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2016

Number of Shares		Value
	Electrical Power Equipment – 1.0%
4,122	BWX Technologies, Inc.	$158,161
	Entertainment Facilities – 0.9%
289	Madison Square Garden Co.[2]	48,960
1,607	Six Flags Entertainment Corp.	86,151
		135,111
	Flow Control Equipment – 0.9%
2,164	Pentair PLC[1]	139,015
	Food & Drug Stores – 0.9%
561	CVS Health Corp.	49,923
1,067	Walgreens Boots Alliance, Inc.	86,022
		135,945
	Food Services – 2.2%
8,840	Aramark	336,185
	Health Care Services – 1.8%
2,040	Enzo Biochem, Inc.[2]	10,384
3,351	Quintiles Transnational Holdings, Inc.[2]	271,632
		282,016
	Household Products – 1.5%
3,519	Clearwater Paper Corp.[2]	227,574
	Industrial Distributors & Rental – 2.0%
9,611	HD Supply Holdings, Inc.[2]	307,360
	Information Services – 2.8%
13,700	IMS Health Holdings, Inc.[2]	429,358
	Infrastructure Software – 0.1%
170	CommerceHub, Inc. Class A2	2,686
340	CommerceHub, Inc. Class C2	5,409
		8,095
	Institutional Trust, Fiduciary & Custody – 0.2%
441	State Street Corp.	30,707
	Insurance Brokers – 4.2%
4,663	Aon PLC[1]	524,541
924	Willis Towers Watson PLC[1]	122,679
		647,220
	Internet Based Services – 0.5%
95	Liberty TripAdvisor Holdings, Inc., Class A2	2,076
1,766	Liberty Ventures[2]	70,410
		72,486
	Internet Media – 3.3%
8,034	IAC/InterActiveCorp	501,884

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2016

Number of Shares		Value
	Investment Management – 1.8%
21,051	NorthStar Asset Management Group Inc.	$272,189
	Life Insurance – 2.7%
635	MetLife, Inc.	28,213
13,530	Voya Financial, Inc.	389,935
		418,148
	Life Science Equipment – 1.8%
9,449	VWR Corp.[2]	267,974
	Measurement Instruments – 0.1%
382	Fortive Corp.	19,444
	Medical Devices – 0.0%
275	Integer Holdings Corp.[2]	5,965
	Mortgage Finance – 0.3%
2,319	Colony Capital, Inc., Class A	42,275
	Other Commercial Services – 2.3%
8,215	KAR Auction Services, Inc.	354,559
	Other Financial Services – 0.1%
550	Encore Capital Group, Inc.[2]	12,364
	Packaged Food – 0.1%
230	Nestle SA ADR[1]	18,175
	Power Generation – 1.0%
12,150	Calpine Corp.[2]	153,576
	Property & Casualty Insurance – 1.4%
1,391	AmTrust Financial Services, Inc.	37,320
696	Berkshire Hathaway, Inc., Class B2	100,551
184	Loews Corp.	7,572
3,151	National General Holdings Corp.	70,078
		215,521
	Publishing & Broadcasting – 3.3%
434	Liberty SiriusXM Group, Class A2	14,747
15,880	News Corp., Class A	222,002
1,511	News Corp., Class B	21,487
8,811	Sinclair Broadcast Group Inc., Class A	254,462
		512,698
	Real Estate Services – 0.4%
21,999	Countrywide PLC[1]	61,706
	Refining & Marketing – 0.2%
203	Phillips 66	16,352
157	Tesoro Corp.	12,491
		28,843

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2016

Number of Shares		Value
	Reinsurance – 0.3%
720	Endurance Specialty Holdings Ltd.[1]	$47,124
	REIT – 3.7%
354	Equity Commonwealth[2]	10,698
773	Forest City Realty Trust, Inc.	17,880
10,002	NorthStar Realty Finance Corp.	131,726
8,265	Ryman Hospitality Properties, Inc.	398,042
		558,346
	Semiconductor Manufacturing – 0.2%
1,577	Tower Semiconductor Ltd.1 2	23,939
	Specialty Chemicals – 3.0%
9,844	Axalta Coating Systems Ltd.1 2	278,290
19,125	Ferroglobe PLC[1]	172,699
		450,989
	Specialty Pharma – 0.2%
473	Eagle Pharmaceuticals, Inc.[2]	33,110
	Telecom Carriers – 0.5%
2,514	Quebecor, Inc., Class B	76,397
	Total Common Stocks (Cost $8,790,570)	9,408,876
	Investment Companies / ETFs – 4.0%
	Investment Management – 4.0%
1,423	Energy Select Sector SPDR Fund	100,478
1,546	Financial Select Sector SPDR Fund	29,838
1,337	iShares Russell 2000 ETF	166,069
1,032	OFS Capital Corp.	13,447
215	Real Estate Select Sector SPDR Fund	7,045
1,371	SPDR S&P 500 ETF Trust	296,547
		613,424
	Total Investment Companies / ETFs (Cost $549,154)	613,424
	Short-Term Investments – 34.0%
	Money Market Funds – 34.0%
5,180,183	Federated Treasury Obligations Fund 0.18%3 4	5,180,183
	Total Short-Term Investments (Cost $5,180,183)	5,180,183
	Total Investments –99.6% (Cost $14,519,907)	15,202,483
	Other Assets in Excess of Liabilities – 0.4%	53,870
	Total Net Assets –100.0%	$15,256,353

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2016

Number of Shares		Value
	Short Securities – (5.6)%
	Common Stocks – (1.3)%
	Airlines – (0.1)%
(3,975)	ANA Holdings, Inc.[1]	$(10,729)
	Automobiles – (0.1)%
(445)	Ford Motor Co.	(5,371)
	Cable & Satellite – (0.1)%
(114)	Liberty Broadband Corp., Class C2	(8,149)
	Electrical Power Equipment – (0.1)%
(526)	General Electric Co.	(15,580)
	Health Care Supply Chain – (0.0)%
(168)	Diplomat Pharmacy, Inc.[2]	(4,706)
	Internet Based Services – (0.1)%
(133)	Expedia, Inc.	(15,524)
(19)	TripAdvisor, Inc.[2]	(1,200)
		(16,724)
	Marine Shipping – (0.1)%
(192)	Kirby Corp.[2]	(11,935)

	Office Electronics – (0.0)%
(338)	Ricoh Co., Ltd.[1]	(3,033)

	Property & Casualty Insurance – (0.0)%
(88)	CNA Financial Corp.	(3,028)

	Publishing & Broadcasting – (0.2)%
(365)	Meredith Corp.	(18,976)
(3,887)	Sirius XM Holdings, Inc.[2]	(16,209)
		(35,185)
	Refining & Marketing – (0.1)%
(352)	Valero Energy Corp.	(18,656)
	REIT – (0.3)%
(751)	Host Hotels & Resorts, Inc.	(11,693)
(383)	LaSalle Hotel Properties	(9,142)
(445)	National Retail Properties, Inc.	(22,629)
(265)	Sunstone Hotel Investors, Inc.	(3,387)
		(46,851)
	Specialty Chemicals – (0.1)%
(125)	PPG Industries, Inc.	(12,920)
	Total Common Stocks (Cost $(194,967))	(192,867)

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Schedule of Investments (continued)
As of September 30, 2016

Number of Shares		Value
	Investment Companies / ETFs – (4.3)%
	Investment Management – (4.3)%
(554)	iShares Russell 2000 Growth ETF	$(82,491)
(3,117)	iShares Russell 2000 ETF	(387,162)
(500)	iShares U.S. Real Estate ETF	(40,320)
(937)	SPDR S&P Homebuilders ETF	(31,802)
(1,632)	Energy Select Sector SPDR Fund	(115,235)
		(657,010)
	Total Investment Companies / ETFs (Cost $(624,028))	(657,010)
	Total Short Securities (Cost $(818,995))	(849,877)
[1]	Security country not located in the United States or Canada.
[2]	Non-income producing security.
[3]	Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.
[4]	The rate is the annualized seven-day yield at period end.

ADR – American Depositary Receipt
ETF – Exchange Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Graphical Illustration
As of September 30, 2016 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	21.2%
Communications	8.6%
Industrials	8.4%
Consumer Discretionary	7.1%
Materials	4.4%
Technology	4.1%
Health Care	3.9%
Consumer Staples	2.5%
Utilities	1.0%
Energy	0.4%
Total Common Stocks	61.6%
Short-Term Investments
Money Market Funds	34.0%
Total Short-Term Investments	34.0%
Investment Companies / ETFs
Financials	3.8%
Technology	0.2%
Total Investment Companies / ETFs	4.0%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Statement of Assets and Liabilities
As of September 30, 2016

Assets:
Investments at fair value (cost $14,519,907)	$15,202,483
Foreign cash (cost $12,333)	14,869
Cash deposited with broker for securities sold short	816,660
Receivables:
Dividends and interest	16,470
Investment securities sold	118,739
Due from Advisor	195,113
Prepaid expenses	2,779
Total assets	16,367,113

Liabilities:
Securities sold short, at value (proceeds $818,995)	849,877
Payables:
Investment securities purchased	28,359
Fund shares redeemed	140,323
Professional fees	62,688
Fund accounting and administration	7,531
Transfer agent fees and expenses	2,923
Custody fees	4,430
Shareholder servicing fees	386
Trustees’ fees	5,005
Accrued other expenses	9,238
Total liabilities	1,110,760
Net Assets	$15,256,353

Net Assets Consist of:
Capital (unlimited shares authorized, 20,000,000 shares registered, $0.001 par value)	$15,352,302
Accumulated net investment loss	(163,310)
Accumulated net realized loss on investments	(586,869)
Net unrealized appreciation (depreciation) on:
Investments	682,576
Foreign currency translations	2,536
Securities sold short	(30,882)
Net Assets	$15,256,353

Net Assets:
Class A	$862,261
Class I	14,394,092
Net Assets	$15,256,353

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	90,379
Class I shares	1,503,799
Total Shares Outstanding	1,594,178

Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A	$9.54
Class I	$9.57
Class A - Maximum offering price per share (Net asset value per share divided by 0.97)*	$9.84
*	Reflects a maximum sales charge of 3.00%.

See accompanying notes to financial statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Statement of Operations
For the year ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $348)	$141,484
Interest	780
Total investment income	142,264

Expenses:
Legal expense	180,227
Management fees (see Note 4)	218,143
Accounting and administration expenses	87,987
Audit expense	63,644
Registration expense	29,607
Offering costs (See Note 4)	17,095
Custodian expense	27,904
Dividends and interest on securities sold short	16,747
Trustees’ expense	20,060
Transfer agent expense	18,101
Tax expense	16,233
Printing expense	36,930
Insurance expense	1,582
Shareholder servicing fees – Class A	2,311
Miscellaneous	22,733
Total expenses	759,304
Expenses waived and reimbursed from advisor (see Note 4)	(413,035)
Net expenses	346,269
Net investment loss	(204,005)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments	(374,702)
Securities sold short	(2,888)
Total net realized loss	(377,590)
Net change in unrealized appreciation (depreciation) on:
Investments	1,213,086
Foreign currency translations	2,576
Securities sold short	(81,079)
Total net change in unrealized appreciation	1,134,583
Net realized and unrealized gain on investments and foreign currency	756,993

Net Increase in Net Assets from Operations	$552,988

See accompanying notes to financial statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Statements of Changes in Net Assets

	Year Ended September 30, 2016	December 1, 2014 through September 30, 2015**
Change in Net Assets From:
Operations:
Net investment loss	$(204,005)	$(119,759)
Net realized loss on investments	(377,590)	(221,200)
Net change in unrealized appreciation (depreciation) on investments	1,134,583	(480,353)
Net increase/(decrease) in net assets resulting from operations	552,988	(821,312)

Capital Share Transactions:
Net proceeds from Class A shares sold	835,000 *	—
Net proceeds from Class I shares sold	3,850,000	10,880,000
Class I shares redeemed	(140,323)	—
Net increase from capital share transactions	4,544,677	10,880,000

Net change in net assets	5,097,665	10,058,688

Net Assets:
Beginning of period	10,158,688	100,000
End of period	$15,256,353	$10,158,688

Accumulated net investment loss	$(247,760)	$(119,759)

Transactions in Shares:
Issuance of Class A shares	90,379 *	—
Issuance of Class I shares	417,119	1,091,343
Class I shares redeemed	(14,663)	—
Net increase	492,834	1,091,343
*	Reflects operations for the period from January 4, 2016 (Class A inception date) to September 30, 2016.
**	The Fund’s inception date was December 1, 2014. Prior to December 1, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying notes to financial statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout the period.

January 4, 2016 through September 30, 2016*
Net asset value, beginning of period	$9.24
Change in net assets from operations:
Net investment loss	(0.09)
Net realized and unrealized gain on investments and foreign currency	0.39
Total change in net assets from operations	0.30
Net asset value, end of year	$9.54

Total return before incentive fees	3.25%[1]
Incentive fees	—%
Total return after incentive fees	3.25%[1]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$862

Ratio of expenses to average net assets:
Before fee waivers/reimbursement of expenses, inclusive of short dividend expenses	5.91%[2]
After fee waivers/reimbursement of expenses, inclusive of short dividend expenses	2.86%[2]
Before fee waivers/reimbursement of expenses, exclusive of short dividend expenses	5.80%[2]
After fee waivers/reimbursement of expenses, exclusive of short dividend expenses	2.75%[2]
Ratio of net investment loss to average net assets	(1.79)%[2]

Portfolio turnover rate	60%[1]
*	Reflects operations for the period from January 4, 2016 (Class A inception date) to September 30, 2016.
[1]	Not annualized.
[2]	Annualized.

See accompanying notes to financial statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	Year Ended September 30, 2016	December 1, 2014 September 30, 2015*
Net asset value, beginning of period	$9.22	$10.00
Change in net assets from operations:
Net investment loss	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	(0.67)
Total change in net assets from operations	0.35	(0.78)
Net asset value, end of period	$9.57	$9.22

Total return before incentive fees	3.80%[1]	(7.80)%[1]
Incentive fees	—%	—%
Total return after incentive fees	3.80%[1]	(7.80)%[1]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,394	$10,159

Ratio of expenses to average net assets:
Before fee waivers/reimbursement of expenses, inclusive of short dividend expenses	5.22%[1]	6.91%[2]
After fee waivers/reimbursement of expenses, inclusive of short dividend expenses	2.37%[1]	2.31%[2]
Before fee waivers/reimbursement of expenses, exclusive of short dividend expenses	5.10%[1]	6.85%[2]
After fee waivers/reimbursement of expenses, exclusive of short dividend expenses	2.25%[1]	2.25%[2]
Ratio of net investment loss to average net assets	(1.39)%[1]	(1.40)%[2]

Portfolio turnover rate	60%[1]	39%[1]
*	The Fund's inception date was December 1, 2014. Prior to December 1, 2014, the Fund had been inactive except for matters related to the Fund's establishment, designation and planned registration.
[1]	Not annualized.
[2]	Annualized.

See accompanying notes to financial statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements
September 30, 2016

1.   ORGANIZATION

Corsair Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on June 19, 2014 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Corsair Capital Management, L.P. (the “Adviser”), a Delaware limited partnership that is registered under the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to achieve capital appreciation. The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies. The Fund commenced investment operations on December 1, 2014. The Fund has established two classes of shares: Class A shares and Class I shares. Class I shares are offered to investors who meet certain requirements as discussed in the Fund’s prospectus. The minimum initial investment in Class A shares is $50,000, and subsequent investments must be at least $10,000. Class A has a distribution and shareholder servicing fee computed at an annual rate of 0.50%. Class A shares are also subject to a sales load of up to 3.00%.

As of September 30, 2016, the Adviser owns approximately 67% of the outstanding Class I shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial-Services Investment Companies. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a)   Securities Valuations

Domestic exchange traded equity securities (other than options) that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be at fair value as determined by the Board of Trustees (“Board”). Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. foreign exchange rates are also determined prior to such close.

On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value pursuant to procedures adopted in good faith by the Board.

(b)   Security Transactions and Related Investment Income

Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a specific identification basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated proportionally to each share class.

(c)   Share Valuation

The net asset value per share of each class of the Fund is calculated by dividing the value of the Fund’s assets attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of that class’ shares outstanding. The value of the net assets of each class of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

(d)   Foreign Currency Translation

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. foreign exchange rates are also determined prior to such close.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than in securities during each reporting period, and result from changes in the exchange rate.

(e)   Short Sales

The Fund may sell a security it does not own in anticipation that the price of the security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividends or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.

(f)   Federal Income Taxes

The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years if the Fund has been in existence for less than three years. As of and during year ended September 30, 2016, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

At September 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,580,383

Gross unrealized appreciation	$1,070,153
Gross unrealized depreciation	(448,053)

Net unrealized appreciation on investments	$622,100

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2016, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized loss on investments as follows:

Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
(98,392)	84,450	13,942

As of September 30, 2016, the components of accumulated earnings (deficit) on a tax basis for the Fund was as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	$(687,191)

Unrealized appreciation on investments	622,100
Unrealized appreciation on foreign currency translations	2,536
Net unrealized depreciation on securities sold short	(33,394)

Total accumulated earnings (deficit)	$(95,949)

There were no distributions paid during the period from December 1, 2014 (commencement of operations) to September 30, 2015. There were no distributions paid during the year ended September 30, 2016.

As of September 30, 2016, the Fund had a short-term capital loss carryover of $268,056 and a long-term capital loss carryover of $255,825. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of September 30, 2016, the Fund had $163,310 in Qualified late-year losses, which are deferred until fiscal year 2017 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

(g)   Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund believes that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

(h)   Distributions to Shareholders

The Fund intends to make annual distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. U.S. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the calendar year, at which time it will be reported to the shareholders.

3.   FAIR VALUE MEASUREMENTS AND DISCLOSURES

Under the provision of FASB ASC Topic 820, Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments); or
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used, as of September 30, 2016, in valuing the Fund’s assets and liabilities:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$9,408,876	$—	$—	$9,408,876
Investment Companies/ETFS	613,424	—	—	613,424
Short-Term Investments	5,180,183	—	—	5,180,183
Total Assets	$15,202,483	$—	$—	$15,202,483
Liabilities	Level 1	Level 2	Level 3	Total
Common Stock	$(192,867)	$—	$—	$(192,867)
Investment Companies/ETFS	(657,010)	—	—	(657,010)
Total Liabilities	$(849,877)	$—	$—	$(849,877)

As of September 30, 2016, the Fund did not hold any Level 2 or 3 securities. Transfers into and out of all Levels are accounted for as of the end of the reporting period. For the period ended September 30, 2016, there were no transfers among Levels.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

4.	INVESTMENT ADVISORY TRANSACTIONS AND AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment management agreement with the Adviser. The Adviser is entitled to a management fee (the “Management Fee”), computed and payable monthly, in arrears, at an annual rate of 1.50% of the Fund’s net assets. The Management Fee is paid directly to the Adviser by the Fund. The Adviser has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution and Shareholder Servicing Fees, expenses on securities sold short, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of each class of shares of the Fund to 2.25% per annum of the average monthly net assets of such class of shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement is in effect until terminated by the Fund.

The Fund incurred offering costs of $100,641 which were amortized over a one-year period from December 1, 2014 (commencement of operations) to December 1, 2015.

For the year ended September 30, 2016, the Adviser waived management fees and absorbed other Fund expenses totaling $413,035 that are subject to reimbursement. The Adviser is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursable expense was occurred. At September 30, 2016, the amount of these potentially recoverable expenses was as follows:

December 1, 2017	September 30, 2018	September 30, 2019
$145,716	$273,651	$413,035

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year.

The Fund also pays the Adviser an Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

“Fiscal Period” means each twelve-month period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. (Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund’s fiscal year). In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund’s fiscal year-end due to the Fund’s share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund’s fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund’s assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund may conduct repurchase offers every month, Fiscal Periods could be triggered (and,

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year. For purposes of determining the Fund’s net asset value, the Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund’s fiscal year).

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable. This is sometimes known as a “high water mark.”

Unlike a traditional high water mark incentive fee structure, the Incentive Fee is paid based on a loss carryforward account for the Fund as a whole and not loss carryforward accounts for each individual shareholder. This means that a shareholder is subject to the Incentive Fee as reflected in the net asset value of his or her shares, so long as the Fund did not have a positive balance in its loss carryforward account and had positive net profits at the end of a Fiscal Period.

As of September 30, 2016, there was no incentive fee payable by the Fund. During the period ended September 30, 2016, no Incentive Fee was paid to the Adviser.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out-of-pocket expenses. Trustees that are not Independent Trustees do not receive any annual or other fee from the Fund. The officers of the Fund serve without compensation.

5.   ADMINISTRATION AND CUSTODY AGREEMENT

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. The Fund pays a monthly fee to the Administrator based upon average net assets, subject to certain minimums.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6.   INVESTMENT TRANSACTIONS

For the period ended September 30, 2016, total long-term purchases and sales amounted to $5,622,370 and $5,844,260, respectively. The total securities sold short and covered amounted to $356,893 and $232,491, respectively.

7.   INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

8.   RISK FACTORS

The Fund is subject to substantial risks, including general economic and market condition risks, liquidity risks and non-diversification risks. A further discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

Risk of Equity Securities: The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs”), convertible securities, stock options (covered call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s net asset value, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

Risk of Short Sales: Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred.

General Economic and Market Conditions Risk: General economic or market conditions may adversely affect the investments made by the Fund. In addition, a downturn or contraction in the global economy or in the capital markets, or in certain industries or geographic regions thereof, may restrict the availability of suitable investment opportunities for the Fund and/or the opportunity to liquidate any such investments, each of which could prevent the Fund from meeting its investment objective. A general economic downturn could also result in the diminution or loss of the investments made by the Fund. At the same time, market conditions could also increase the number of shares requested for repurchase by the Fund.

Liquidity Risks: The Fund has no plans to list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund’s shares. Although the Fund may make monthly offers to repurchase its shares, a shareholder may not be able to liquidate its investment in the Fund within a timeframe suitable to that shareholder.

Non-Diversification: The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund’s assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Sector Risk- At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the financial services sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

9.   PERIODIC REPURCHASE OFFERS

In order to provide a limited degree of liquidity to shareholders, the Adviser expects to recommend that the Fund make offers to repurchase up to 10% of its outstanding shares as of the end of each calendar month at its then-current net asset value. The Fund’s Board of Trustees, in its discretion, must approve each such offer (including the amount of the offer). There can be no assurance that the Fund will make such repurchase offers, nor that shareholders

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2016

tendering shares for repurchase in any offer will have all of their tendered shares repurchased by the Fund. For the year ended September 30, 2016, the Fund made twelve repurchase offers effective as of the end of each calendar month at the then-current net asset value. For the year ended September 30, 2016, 14,663 shares were tendered in connection with the repurchase offers.

10.   SUBSEQUENT EVENTS

Subsequent to September 30, 2016, the Fund made one repurchase offer dated October 18, 2016.

On November 22, 2016, the Board of Trustees of the Fund approved a Plan of Liquidation and Termination (the “Plan”). Pursuant to the Plan, all of the assets of the Fund will be liquidated, known liabilities will be satisfied, the remaining proceeds will be distributed to the shareholders, and all of the issued and outstanding shares will be redeemed (the “Liquidation”). The Liquidation is expected to occur on or about December 15, 2016.

Management has evaluated subsequent events through the date the financial statements were issued and determined there were no other subsequent events that required disclosure in or adjustment to the financial statements.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm
September 30, 2016

The Board of Trustees and Shareholders
Corsair Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Corsair Opportunity Fund (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 1, 2014 (commencement of operations) through September 30, 2015. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments as of September 30, 2016, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corsair Opportunity Fund as of September 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period December 1, 2014 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10 to the financial statements, the Board of Trustees of the Fund approved a Plan of Liquidation and Termination on November 22, 2016.

New York, New York
November 29, 2016

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Other Information
September 30, 2016 (Unaudited)

Proxy Voting

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, 2016 is available: (i) without charge, upon request, by calling the Fund at 1-212-949-3000 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Qualified Dividend Income

For the year ended September 30, 2016, 100% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended September 30, 2016, 100% of the dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the August 31, 2016 board meeting, the Board of Trustees of Corsair Opportunity Fund (the “Board”) approved the investment advisory agreement between Corsair Opportunity Fund, a Delaware statutory trust (the “Fund”), and Corsair Capital Management, L.P., a Delaware limited partnership (the “Adviser”) (the “Advisory Agreement”), for an initial term of two years. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from Fund counsel and from the Adviser which included: (i) information concerning the services to be rendered to the Fund by the Adviser and the proposed fees to be paid by the Fund to the Adviser; (ii) information concerning the experience of the Adviser; (iii) information concerning the individuals who would be responsible for the day-to-day management and operation of the Fund’s assets; and (iv) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

The Nature, Quality and Extent of Services Provided by the Adviser.

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser in managing funds and accounts with a similar strategy as that of the Fund. The Board noted that the Adviser provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Chief Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Other Information (continued)
September 30, 2016 (Unaudited)

adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser.

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the Fund’s investment performance during the calendar year 2015 and since the Fund’s inception, observing that it was appropriate in light of the particular management style involved and the particular market environment.

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board considered the mechanics of the incentive fee, noting that it will be paid (if earned) at the close of the Fund’s fiscal year, as well as each time the Fund conducts a share repurchase offer and the incentive fee has been earned (but only with respect to that portion of the incentive fee that is proportional to the Fund’s assets paid in respect of such share repurchases and not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise). The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar closed-end, continuously-offered single manager 1940 Act-registered products, as well as fees of other funds and accounts advised or sub-advised by the Adviser. The Board noted that the Fund’s expense ratio was below the median ratio of the peer group presented in the materials, and the Board was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by the Adviser. The Board also noted that a 2/20 management fee/incentive fee combination was a fee structure charged by many alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. The Board also considered the Adviser’s contractual agreement to cap Fund expenses at 2.25%. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives. The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees did not consider that economies of scale had yet been realized so as to consider the effect, if any, on fees, noting in this connection that the Fund had not yet raised meaningful assets. The Trustees determined that they would revisit this issue as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Trustees found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. Mr. Silfen noted that the Trustees considered the foregoing factors and other factors deemed pertinent and that there was no one factor that was dispositive. Thereafter, upon motion duly made and seconded, the following preamble and resolutions were unanimously adopted by the Board (all Trustees voting) and by a separate vote of the Independent Trustees.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Other Information (continued)
September 30, 2016 (Unaudited)

PRIVACY POLICY

The Fund’s policy with respect to non-public personal information of individual investors, Shareholders and prospective investors who invest in the Fund applies to individuals only and is subject to change.

Each individual investor provides the Fund with his or her personal information, such as his or her address, social security number, assets and/or income information, (a) in the subscription application and related documents required by the Fund to subscribe for Shares, (b) in correspondence and conversations with the Fund and its representatives, and (c) through transactions in the Fund.

The Fund does not disclose any of this non-public personal information about its investors or prospective or former investors to anyone, other than to its affiliates, such as the Portfolio Manager, and the Fund’s accountants, attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance and management of the investor’s account with the Fund and the Fund’s relationship with the investor. The Fund will also disclose information about an individual investor if the investor directs the Fund to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about an investor in order to accept subscriptions from the investor. The Fund may also disclose information an investor provides to the Fund to companies that perform marketing services on the Fund’s behalf, such as the Fund’s distributor and to third-party institutions with which the Fund engages in joint marketing. If such a disclosure is made, the Fund will require such third parties to treat the investor’s private information with confidentiality.

The Fund seeks to carefully safeguard individual investor private information and, to that end, restricts access to non-public personal information about investors to those employees and other persons who need to know the information to enable the Fund to provide services to the investor. The Fund maintains physical, electronic and procedural safeguards to protect individual investor non-public personal information.

CORSAIR OPPORTUNITY FUND
(a Delaware Statutory Trust)

Trustees and Officers
September 30, 2016 (Unaudited)

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus. The address of each Independent Trustee is 366 Madison Avenue, 12th Floor, New York, NY 10017.

Independent Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Trusteeships/ Directorships Held by Trustee
Gil Sadka, 39	Trustee	Indefinite/Since Inception	Associate Professor of Accounting, University of Texas	None (2)	None
Kenneth Rochlin, 47	Trustee	Indefinite/Since Inception	Administrator, Ramaz School	None (2)	None
(1)	“Fund Complex” means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”
(2)	Other than the Fund.
Interested Trustees (1)
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Trusteeships/ Directorships Held by Trustee
Thomas Hess, 43	Trustee, Chief Financial Officer and Chief Compliance Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Corsair Capital Management, L.P.	None (2)	None
(1)	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Hess is an interested person of the Fund due to his position as an officer of the Fund and the Adviser.
(2)	Other than the Fund.

Corsair Opportunity Fund

(a Delaware Statutory Trust)
366 Madison Avenue, 12th Floor
New York, New York 10017

Custodian
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Auditor
EisnerAmper LLP
750 Third Avenue
New York, NY 10017

Fund Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Item 2. Code of Ethics

a)	The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.
c)	There have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Gil Sadka possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Mr. Sadka as “audit committee financial expert.” Mr. Sadka is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a)	Audit Fees for Registrant.
Fiscal period ended September 30, 2015	$78,700(1)
Fiscal period ended September 30, 2016	$60,000(1)
(1)	Includes fees related to the filing of the registration statement
(b)	Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.
Fiscal period ended September 30, 2015	$0
Fiscal period ended September 30, 2016	$0
(c)	Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.
Fiscal period ended September 30, 2015	$5,000
Fiscal period ended September 30, 2016	$5,000
(d)	All Other Fees. The aggregate fees billed for the past two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
Fiscal period ended September 30, 2015	$0
Fiscal period ended September 30, 2016	$0
(e)	Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 0% of these fees were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.
(g)	None.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Corsair Opportunity Fund (“the Fund”) to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser’s Portfolio Managers (either singly or jointly) will generally be responsible for determining how to vote all proxy statements the Adviser receives with respect to securities held by its clients (which includes the Fund). The Adviser currently retains a third party, Institutional Shareholder Services, Inc. (“ISS”), to assist the Adviser in voting proxies.

Proxies received by the Adviser with respect to securities held in its clients’ accounts will generally be voted by ISS. ISS may also abstain from voting such proxies. However, the Portfolio Managers may elect to vote such proxies and/or override ISS, and in such case, they will vote the proxies in the manner that the Portfolio Managers determine is in the best interests of each client account for which it is voting. In addition, the Portfolio Managers may determine to abstain from voting a proxy if they believe that such action is in the best interests of the applicable client.

The Portfolio Managers may take into account the following factors, among others, in determining if a specific proposal is in, or not opposed to, the best interests of the applicable clients: (a) management of the issuer’s views and recommendations on such proposal; (b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and (c) whether the Portfolio Managers believe that the proposal will fairly compensate management for its and/or the issuer’s performance.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. If the Adviser’s chief compliance officer (the “Chief Compliance Officer”) believes that a material conflict exists between the Adviser and any of its clients for which it is voting, the Adviser shall rely exclusively on ISS to vote such proxies (and the Portfolio Managers will not vote such proxies or override ISS’s vote).

Special considerations may apply in cases of conflicts of interest involving those funds that are deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Chief Compliance Officer will confer with appropriate ERISA counsel in such cases.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund (collect) at (212) 949-3000 and (ii) at the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

(a)(1)	Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven Major, 48	Portfolio Manager	Indefinite/Since Inception	Managing Member of the General Partner, Corsair Capital Management, L.P.
Jay Petschek, 58	President and Principal Executive Officer, Portfolio Manager	Indefinite/Since Inception	Managing Member of the General Partner, Corsair Capital Management, L.P.
(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2016:

Registered Investment Companies Managed by each of the Portfolio Managers

Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance- Based Fees
1	$60,829,294	N/A	N/A

Pooled Investment Vehicles Managed by each of the Portfolio Managers

Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance- Based Fees
7	$749,442,381	7	$749,442,381

Other Accounts Managed by each of the Portfolio Managers

Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance- Based Fees
1	$45,864,035	1	$45,864,035

Potential Conflicts of Interests

The investment activities of the Adviser for its own accounts and for other accounts it manages (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interest in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser will cause one or more of its Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Major and Mr. Petschek’s compensation consists of periodic draws and the income from the profits of the Adviser. The level of the Adviser’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2016, the Portfolio Managers did not own directly any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics as required by Item 2. Filed herewith.
(a) (2)
Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable.
(b)
Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Corsair Opportunity Fund

By	/s/ Jay Petschek
Title	Jay Petschek, President and Principal Executive Officer

Date	12/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jay Petschek
Title	Jay Petschek, President and Principal Executive Officer

Date	12/8/16

By	/s/ Thomas Hess
Title	Thomas Hess, Principal Financial Officer

Date	12/8/16